Exhibit 99.1

BullFrog AI Announces Appointment of Chief Financial Officer

GAITHERSBURG, Md., Dec. 17, 2024 (GLOBE NEWSWIRE) — BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology-enabled drug development company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced the appointment of Josh Blacher as its Chief Financial Officer (CFO), effective immediately. This appointment comes in the wake of the untimely passing of Dane Saglio, BullFrog AI’s former CFO, who recently lost his battle with cancer.

“Dane’s contributions to BullFrog AI were immeasurable. Beyond his exceptional expertise and dedication, Dane was a trusted advisor and a cherished friend. His wisdom, humility, and steadfast commitment to our mission will be deeply missed,” said Vin Singh, CEO of BullFrog AI. “At the same time, we are grateful to welcome Josh to our team at this pivotal moment. Josh’s extensive experience and leadership in financial strategy and corporate governance will be invaluable as we carry forward Dane’s legacy and advance our mission to revolutionize drug development.”

Mr. Blacher, with more than two decades of experience in strategic finance and corporate development for life science and biotech companies, brings to BullFrog AI a proven track record in financial stewardship, capital raising, operations and profitability, and deal making. He has successfully overseen SEC reporting and investor relations for both private and publicly traded companies. Most recently, he has served as CFO for Predictive Oncology, Rampart Bioscience, Excision BioTherapeutics, and has previously held senior roles at Teva Pharmaceuticals, among others. Mr. Blacher earned his BA in Economics from Yeshiva University and an MBA in Finance from Columbia Business School.

In assuming the role of CFO, Mr. Blacher will build on the foundation laid by Mr. Saglio, focusing on enhancing the Company’s balance sheet strength, financial operations and supporting its strategic initiatives.

About BullFrog AI

BullFrog AI leverages artificial intelligence and machine learning to advance drug discovery and development. Through collaborations with leading research institutions, BullFrog AI uses causal AI in combination with its proprietary bfLEAP™ platform to analyze complex biological data, aiming to streamline therapeutics development and reduce failure rates in clinical trials.

For more information visit BullFrog AI at: https://bullfrogai.com.

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “could,” “will,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Dave Gentry

RedChip Companies, Inc.

1-407-644-4256

BFRG@redchip.com